Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Defiance Next Gen H2 ETF
(the “Fund”)

September 25, 2024

Supplement to the Fund’s Prospectus, Statement of Additional Information (“SAI”), and Summary Prospectus each dated April 30, 2024, as supplemented

The Board of Trustees of ETF Series Solutions (the “Trust”) has approved a reverse stock split of the issued and outstanding shares of Defiance Next Gen H2 ETF (the “Fund”). After the close of trading on the NYSE Arca, Inc., (the “Exchange,”) on October 4, 2024 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Defiance Next Gen H2 ETF	1:8	87.5%
Effective after the close of the market on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

Name	Ticker	Old CUSIP	New CUSIP
Defiance Next Gen H2 ETF	HDRO	26922B600	26922B436
As a result of this reverse split, every eight shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 87.5%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately eight times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on October 7, 2024.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-eight reverse split anticipated for the Fund. As a hypothetical, these numbers are not based on actual prices or yields of the Fund and therefore should not be considered or relied upon when evaluating the Fund as an investment.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	800	$10	$8,000
After Reverse Split	100	$80	$8,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of the Fund shares. No transaction fee will be imposed on shareholders for such redemption.

Please retain this Supplement for future reference.